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                                                                  Exhibit 32.2

               EX-32.2 CFO CERTIFICATION PURSUANT TO SECTION 906

                                 CERTIFICATION
                                       OF
                           PERIODIC FINANCIAL REPORT
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Thomas R. Miklich, Chief Financial Officer of OM Group, Inc., hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of OM Group, Inc.

Date: August 11, 2003
                                           /s/ Thomas R. Miklich
                                           ------------------------------------
                                           Thomas R. Miklich
                                           Chief Financial Officer


Note: A signed original of this written statement required by Section 906 has been provided to OM Group, Inc. and will be retained by OM Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.